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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

                        SUPPLEMENT DATED JULY 2, 2007 TO
                         PROSPECTUSES DATED MAY 1, 2007


This Supplement is intended to supplement prospectuses dated May 1, 2007 for certain previously issued "WEALTHMARK VARIABLE ANNUITY" and "WEALTHMARK ML3 VARIABLE ANNUITY" Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York.

This Supplement revises information regarding the expenses for Global Trust and International Value Trust. Footnote 7 in "Notes to Fund Expense Tables" in the FEE TABLES section of the Prospectus is revised as follows:

     7 The Adviser has agreed to waive its advisory fees for the Funds so that the amount retained by the Adviser after payment of the subadvisory fee for each such Fund does not exceed 0.45% of the Fund's average annual net assets. These advisory fee waivers will remain in effect until May 1, 2008, and thereafter until terminated by the Adviser on notice to the Trust. For the year ended December 31, 2006, the effective annual advisory fees reflecting these waivers for the Global Trust and the International Value Trust were 0.80% and 0.80%, respectively. The Net Operating Expenses for Global Trust Series NAV, Series I, Series II reflecting these waivers were 0.94%, 0.99% and 1.19%, respectively; and for International Value Trust Series NAV, Series I and Series II reflecting these waivers were 0.91%, 0.96% and 1.16%, respectively.


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You should read this Supplement together with the prospectus for the Contract you purchase, and retain both for future reference. If you would like another copy of the prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York state, 1-800-551-2078 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus.
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